EXHIBIT 31.2

Certification of Chief Financial Officer Pursuant to

Securities Exchange Act Rules 13a-14(a) and 15d-14(a)

as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Tad Mailander, certify that:

1. I have reviewed this quarterly report on Form 10-Q of Plandai Biotechnology, Inc.;

2. Based on my knowledge, and qualified by (i) the Explanatory Statement above, (ii) the Declaration of Tad Mailander filed with this report, and (iii) the registrant’s certifications published with OTC Markets on April 12, 2017, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, and qualified by (i) the Explanatory Statement above, (ii) the Declaration of Tad Mailander filed with this report, and (iii) the registrant’s certifications published with OTC Markets on April 12, 2017, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. Prior management during 2016 was responsible for establishing and maintaining disclosure controls and procedures(as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have, on my information and belief:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5. To the best of my knowledge, it is unknown whether or not prior management during 2016 disclosed its evaluation of internal control over financial reporting to its auditors, and/or the audit committee of the registrant’s board of directors (or persons performing the equivalent functions), including the following information:

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

March 20, 2023	By:	/s/ Tad Mailander
Tad Mailander
Principal Financial Officer